EXHIBIT 32

     TULVINE SYSTEMS, INC. FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2004
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ross E. Silvey, certify that

     1.   I am the President and Chief Executive Officer of Tulvine Systems,
          Inc.
     2. Attached to this certification is Form 10-QSB for the quarter ended March 31, 2004, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.
     3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
          o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
          o The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.


April 22, 2004                                        /s/ Ross E. Silvey
                                                      --------------------------
                                                      Ross E. Silvey
                                                      President and CEO
                                                      (and equivalent of CFO)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Tulvine Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.


                                       13